Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of New South Bancshares, Inc. (the “Company”) for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger D. Murphree, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ ROGER D. MURPHREE
Roger D. Murphree Acting Chief Financial Officer New South Bancshares, Inc. May 14, 2003

A signed original of this written statement required by Section 906 has been provided to New South Bancshares, Inc. and will be retained by New South Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.